UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2024

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

450 Clark Dr., Budd Lake, NJ  07828

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

2015 W. Chestnut St., Alhambra, CA 91803

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

At the 2024 annual meeting of shareholders of EMCORE Corporation (the “Company”) held on March 15, 2024, the Company’s shareholders approved an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s outstanding common stock at a ratio ranging from 5:1 to 12:1, at the sole discretion of the Board of Directors of the Company (the “Board”). Following the meeting, on March 15, 2024, the Board approved a reverse split with a record date of March 18, 2024 and set a reverse stock split ratio of 10:1 for the Company’s outstanding shares of common stock. As of the effective time of the reverse stock split, every ten issued and outstanding shares of the Company’s common stock as of the record date will be automatically reclassified into one issued and outstanding share of the Company’s common stock, with any fractional shares being rounded up to the next whole share. Proportionate adjustments will be made to the number of shares of common stock underlying the Company’s outstanding equity awards, warrants, the number of shares issuable under its equity incentive plans and other existing agreements, as well as the exercise or conversion price, as applicable.

The reverse stock split will become effective at 5:00 p.m., Eastern Time, on April 1, 2024. The reverse stock split will not affect the number of authorized shares of common stock or the par value of the common stock. The Company’s common stock will continue to trade on the Nasdaq Capital Market under the existing trading symbol (EMKR) and is expected to begin trading on a reverse stock split-adjusted basis when the market opens on April 2, 2024, with the new CUSIP number 290846401.

Equiniti Trust Company, LLC is acting as the exchange agent for the reverse stock split. Shareholders holding shares of common stock registered directly in their name in book entry form or beneficially via a broker, bank, trust or other nominee are not required to take any action to receive post-split shares and will have their positions automatically adjusted to reflect the reverse stock split. Shareholders holding shares of common stock in certificated form will receive a letter of transmittal letter from Equiniti Trust Company, LLC with instructions on how to receive post-split shares after the effective date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
March 25, 2024	Title:	Chief Financial Officer